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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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     date of Report (Date of earliest event reported) OCTOBER 15, 2004

                             THE ROUSE COMPANY
           (Exact Name of Registrant as Specified in its Charter)

                                  MARYLAND
               (State or Other Jurisdiction of Incorporation)

                    001-11543                         52-0735512
            (Commission File Number)               (I.R.S. Employer
                                                Identification Number)

         10275 LITTLE PATUXENT PARKWAY                       21044-3456
               COLUMBIA, MARYLAND                            (Zip Code)
    (Address of Principal Executive Offices)

                               (410) 992-6000
             Registrant's telephone number, including area code

                               Not Applicable
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                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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

ITEM 8.01.   OTHER EVENTS.

     On October 15, 2004, The Rouse Company ("Rouse") and General Growth Properties, Inc. ("GGP") received an e-mail from David G. Elkins, a representative of the holders of interests under the Contingent Stock Agreement dated as of January 1, 1996 between Rouse and certain former owners of The Hughes Corporation (the "CSA"), relating to Rouse's proposed merger (the "Merger") with a subsidiary of GGP. A copy of this e-mail is attached hereto as Exhibit 99.1.

     On October 19, 2004, Rouse and GGP filed an action in Delaware Chancery Court against the representatives (the "Representatives") and certain holders of interests under the CSA seeking a declaratory judgment that the Merger is not a "prohibited transaction" under the CSA. A copy of the Complaint for Declaratory Relief is attached hereto as Exhibit 99.2. In connection with this filing, Rouse delivered a letter to the Representatives together with an executed copy of an Assumption Agreement between Rouse and GGP, pursuant to which GGP expressly assumes Rouse's obligations under the CSA as of the closing of the Merger. A copy of the letter is attached hereto as Exhibit 99.3 and a copy of the Assumption Agreement is attached hereto as Exhibit 99.4.

     On October 15, 2004, a First Amended Class Complaint was filed in the Circuit Court of Howard County, Maryland in the lawsuit David Jasinover v. The Rouse Company, et al. (Case No. 13C0459594), which lawsuit was described in Rouse's definitive Proxy Statement (the "Proxy Statement") filed with the Securities and Exchange Commission on October 12, 2004. In this amended complaint, the plaintiff alleges, among other things, that the Proxy Statement fails to make the following purportedly material disclosures:

     - The reason(s) why the Board of Directors of Rouse agreed to initiate an "auction" process with only two potential participants;

     - The reason(s) why the Board of Directors refused to invite the company referred to in the Proxy Statement as Company A to participate in the bidding process;

     - The reason(s) why the Board of Directors did not provide Company A with sufficient opportunity to conduct necessary due diligence in order to make a formal bid for Rouse;

     - The reason(s) why Anthony W. Deering, the chief executive officer of Rouse: (a) did not advise the Rouse Board of Directors of Company A's proposal in June 2004; and (b) did not ask Company A to improve on its "unacceptable" offer;

     - The reason(s) why Rouse's senior management only instructed its financial advisors to contact GGP and the company referred to in the Proxy Statement as Company B, and left Company A out of the mix;

     - The reason(s) why Company A was evidently thought to not be likely to consummate a transaction with Rouse;

     - When the Rouse Board of Directors first learned that Company A was still interested in pursuing a transaction with Rouse;

     - The substance of conversations between Mr. Deering and Company A prior to August 12th;

     - The reason(s) why the Board of Directors decided that they could not wait one additional day to accept final bids (i.e., extend the final bid deadline from August 19th to August 20th), after Company B stated on August 16th that it would be in a position to sign an binding agreement with no financing contingency on August 20th;

     - Whether the Board of Directors considered Company A's August 19th request to limit the size of the termination fee to permit Company A to make a superior bid in the future;

     - The reason(s) why Mr. Deering informed GGP on August 19th that Rouse's Board "would be prepared to act quickly" if GGP submitted an aggressive and attractive price when the Board of Directors knew that both Company A and Company B were still interested in pursuing a transaction with Rouse;

     - The reason(s) why Rouse retained two different financial advisors at a cost of over $25 million;

     - The reason(s) why Goldman Sachs was selected as one of Rouse's financial advisors in light of its prior and future work for GGP;

     - The Rouse management's financial projections, utilized by Deutsche Bank and Goldman Sachs in their discounted cash flow analysis;

     - The company-by-company and transaction-by-transaction details in the financial advisors' selected companies, selected transactions, and premiums paid analyses; and

     - The potential conflicts of interests held by the Board of Directors who voted unanimously in favor of the proposed GGP transaction.

A copy of this First Amended Class Complaint is attached hereto as Exhibit
99.5.

In addition, on October 15, 2004, the plaintiffs in the lawsuit described above filed a Motion for Expedited Discovery and Proceedings and a Motion for Temporary Restraining Order or Preliminary Injunction, copies of which are attached hereto as Exhibit 99.6 and Exhibit 99.7, respectively.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibit    Description
       -------    -----------

         99.1 E-mail, dated October 15, 2004, from David G. Elkins to Ronald L. Gern, Senior Vice President of General Growth Properties, Inc.

         99.2     Complaint for Declaratory Relief, filed October 19, 2004

         99.3 Letter to the Representatives from Ronald L. Gern, dated October 19, 2004

         99.4 Assumption Agreement, dated October 19, 2004, by and between The Rouse Company and General Growth Properties, Inc.

         99.5 First Amended Class Complaint, Jasinover v. The Rouse Co., et al., Case No. 13c-04-59594 (Md. Cir. Ct.)

         99.6 Motion for Expedited Discovery and Proceedings, Jasinover v. The Rouse Co., et al., Case No. 13c-04-59594 (Md. Cir. Ct.)

         99.7 Motion for Temporary Restraining Order or Preliminary Injunction, Jasinover v. The Rouse Co., et al., Case No. 13c-04-59594 (Md. Cir. Ct.)

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: October 19, 2004

                                          THE ROUSE COMPANY


                                          By: /s/ Melanie M. Lundquist
                                              ----------------------------
                                              Melanie M. Lundquist
                                              Senior Vice President and
                                               Corporate Controller

                               EXHIBIT INDEX

       Exhibit    Description
       -------    -----------

         99.1 E-mail, dated October 15, 2004, from David G. Elkins to Ronald L. Gern, Senior Vice President of General Growth Properties, Inc.

         99.2     Complaint for Declaratory Relief, filed October 19, 2004

         99.3 Letter to the Representatives from Ronald L. Gern, dated October 19, 2004

         99.4 Assumption Agreement, dated October 19, 2004, by and between The Rouse Company and General Growth Properties, Inc.

         99.5 First Amended Class Complaint, Jasinover v. The Rouse Co., et al., Case No. 13c-04-59594 (Md. Cir. Ct.)

         99.6 Motion for Expedited Discovery and Proceedings, Jasinover v. The Rouse Co., et al., Case No. 13c-04-59594 (Md. Cir. Ct.)

         99.7 Motion for Temporary Restraining Order or Preliminary Injunction, Jasinover v. The Rouse Co., et al., Case No. 13c-04-59594 (Md. Cir. Ct.)